UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2014

MBT FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Michigan	000-30973	38-3516922

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

102 East Front Street, Monroe, Michigan	48161

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 241-3431

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement

Monroe Bank & Trust, the wholly-owned banking subsidiary of MBT Financial Corp, recently received notification from the Federal Deposit Insurance Corporation (FDIC) and the Michigan Department of Insurance and Financial Services (DIFS) that the Consent Order it has been operating under since July 12, 2010 was terminated effective June 30, 2014.  Although the Consent Order has been terminated, certain informal regulatory requirements and restrictions remain, including requirements to continue to improve credit quality, a restriction prohibiting dividend payments without prior approval from the FDIC and the DIFS, and the maintenance of a specified Tier 1 capital ratio. A copy of the Consent Order was filed as Exhibit 10 to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 13, 2010.

Forward-Looking Statements

Certain statements contained in this current report on Form 8-K that are not historical facts may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition, certain statements may be contained in the Company’s future filings with the SEC, in press releases, and in oral and written statements made by or with the approval of the Company that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements including, among others, any failure to satisfy all closing conditions for the transactions discussed herein and any resulting inability to complete the issuance and sale of shares of Common Stock in the manner intended.

Item 7.01 Regulation FD Disclosure.

The information set forth in Item 1.02 concerning the termination of the Consent Order with the FDIC and the Michigan Department of Insurance and Financial Services effective June 30, 2014 is incorporated herein by reference.

Item 9.01 Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

99.1	Press Release dated July 3, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

MBT FINANCIAL CORP.

Date: July 3, 2014	By:	/s/ H. Douglas Chaffin
H. Douglas Chaffin
President and
Chief Executive Officer